UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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MERCER INTERNATIONAL INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MERCER INTERNATIONAL INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MONDAY, JUNE 14, 2004

TO:                            The Shareholders of Mercer International Inc.

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders of Mercer International Inc. (the “Company”) is to be held on June 14, 2004 at The Fairmont Royal York Hotel, 100 Front Street West, Toronto, Ontario, Canada at 3:00 p.m. (Eastern Standard Time) for the following purposes:

1.                                       To elect two trustees of the Company;

2.                                       To ratify the selection of Deloitte & Touche LLP as the independent auditors of the Company;

3.                                       To approve the adoption of a 2004 Stock Incentive Plan; and

4.                                       To transact such other business as may properly come before the meeting or any adjournment, postponement or rescheduling thereof.

The board of trustees has fixed the close of business on April 28, 2004 as the record date for the determination of shareholders entitled to vote at the annual meeting or any adjournment, postponement or rescheduling thereof.

A proxy statement dated April 28, 2004, a proxy card and our annual report for 2003 accompany this Notice of Annual Meeting of Shareholders.

BY ORDER OF THE BOARD OF TRUSTEES

/s/ Jimmy S.H. Lee

Jimmy S.H. Lee
Chairman of the Board

April 28, 2004

WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE THE PROXY CARD THAT ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.  THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. A PROXY MAY BE REVOKED IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

MERCER INTERNATIONAL INC.

PROXY STATEMENT

This statement is furnished in connection with the solicitation by the management of Mercer International Inc. (the “Company”) of proxies for use at the annual meeting of our shareholders (“Shareholders”) to be held at The Fairmont Royal York Hotel, 100 Front Street West, Toronto, Ontario, Canada at 3:00 p.m. (Eastern Standard Time), on June 14, 2004, or any adjournment, postponement or rescheduling thereof (the “Annual Meeting”).  If a proxy in the accompanying form (a “Proxy”) is properly executed and received by us prior to the Annual Meeting or any adjournment, postponement or rescheduling thereof, our shares of beneficial interest, $1.00 par value (the “Shares”) represented by such Proxy will be voted in the manner directed.  In the absence of voting instructions, the Shares will be voted for the proposals set out in the accompanying Notice of Annual Meeting of Shareholders.  Please see the Proxy for voting instructions.

A Proxy may be revoked at any time prior to its use by filing a written Notice of Revocation of Proxy or a later dated Proxy with the Company’s Registrar and Transfer Agent, Mellon Investor Services LLC, at P.O. Box 3315, South Hackensack, NJ 07606.  A Proxy may also be revoked by attending the Annual Meeting and voting Shares in person.  Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a Proxy.

The holders of one-third of the outstanding Shares entitled to vote at the Annual Meeting, present in person or represented by Proxy, constitutes a quorum for the Annual Meeting.  Under applicable Washington state law, abstentions and broker non-votes will be counted for the purposes of establishing a quorum for the Annual Meeting.

Proxies for the Annual Meeting will be solicited primarily by mail.  Proxies may also be solicited personally by our trustees, officers or regular employees without additional compensation.  We may reimburse banks, broker-dealers or other nominees for their reasonable expenses in forwarding the proxy materials for the Annual Meeting to beneficial owners of Shares.  The costs of this solicitation will be borne by the Company.

This proxy statement and accompanying Proxy and our annual report for 2003 will be mailed to Shareholders commencing on or about May 25, 2004.  The close of business on April 28, 2004 has been fixed as the record date (the “Record Date”) for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment, postponement or rescheduling thereof.

COMMONLY ASKED QUESTIONS AND ANSWERS

Q:                                  Why am I receiving this proxy statement and Proxy?

A:                                   This proxy statement describes the proposals upon which you, as a Shareholder, will vote.  It also gives you information on the proposals, as well as other information so that you can make an informed decision.

Q:                                  What is the Proxy?

A:                                   The Proxy enables you to appoint Jimmy S.H. Lee and William D. McCartney as your representatives at the Annual Meeting.  By completing and returning the Proxy, you are authorizing Mr. Lee and Mr. McCartney to vote your Shares at the meeting as you have instructed them on the Proxy.  This way your Shares will be voted whether or not you attend the meeting.  Even if you plan to attend the meeting, it is a good idea to complete and return your Proxy before the meeting date just in case your plans change.

Q:                                  Who can vote at the Annual Meeting?

A:                                   Registered Shareholders who own our Shares on the Record Date may attend and vote at the Annual Meeting.  Each Share is entitled to one vote.  There were 17,288,229 Shares outstanding on the Record Date.

If you own your Shares through a brokerage account or in another nominee form, you must provide instructions to the broker or nominee as to how your Shares should be voted.  Your broker or nominee will generally provide you with the appropriate forms at the time you receive this proxy statement.  If you own your Shares through a brokerage account or nominee, you cannot vote in person at the Annual Meeting unless you receive a proxy from the broker or the nominee.

Q:                                  What am I voting on?

A:                                   We are asking you to:  (i) vote for the election of Eric Lauritzen and Graeme A. Witts as trustees; (ii) ratify the selection of Deloitte & Touche LLP as our independent auditors; and (iii) approve the adoption by our board of trustees (the “Board”) of a 2004 stock incentive plan.  THE BOARD RECOMMENDS A VOTE IN FAVOR OF EACH OF THESE PROPOSALS.

Q:                                  How do I vote?

A:                                   You may vote by mail.

Complete, date, sign and mail the Proxy to our  Registrar and Transfer Agent, Mellon Investor Services LLC, at P.O. Box 3315, South Hackensack, NJ 07606 in the enclosed postage pre-paid envelope.  If you mark your voting instructions on the Proxy, your Shares will be voted as you instruct.  Please see the Proxy for voting instructions.

You may vote in person at the meeting.

If you attend the Annual Meeting, you may vote as instructed at the meeting.  However, if you hold your Shares in street name (that is, through a broker/dealer or other nominee), you will need to bring to the meeting a proxy delivered to you by such nominee reflecting your Share ownership as of the Record Date.

Q:                                  What does it mean if I receive more than one Proxy?

A:                                   It means that you hold Shares in multiple accounts.  Please complete and return all proxies to ensure that all your Shares are voted.

Q:                                  What if I change my mind after returning my Proxy?

A:                                   You may revoke your Proxy and change your vote at any time before completion of voting at the meeting.  You may do this by:

•                  sending a signed Notice of Revocation of Proxy to our Registrar and Transfer Agent at the address set out above, stating that the Proxy is revoked; or

•                  signing another Proxy with a later date and sending it to our Registrar and Transfer Agent at the address set out above, before the date of the meeting; or

•                  voting at the meeting.

Your Proxy will not be revoked if you attend the meeting but do not vote.

If you own your Shares through a broker or other nominee and wish to change your vote, you must send those instructions to your broker or nominee.

Q:                                  Will my Shares be voted if I do not sign and return my Proxy?

A:                                   If your Shares are registered in your name, they will not be voted unless you submit your Proxy, or vote in person at the meeting.  If your Shares are held in street name, your broker/dealer or other nominee will not have the authority to vote your Shares unless you provide instructions.

Q:                                  Who will count the votes?

A:                                   Agents of the Company will tabulate the proxies.  Additionally, votes cast by Shareholders voting in person at the meeting are tabulated by a person who is appointed by our management before the meeting.

Q:                                  How many Shares must be present to hold the meeting?

A:                                   To hold the meeting and conduct business, at least one-third of the outstanding Shares must be present at the meeting.  This is called a quorum.

Votes are counted as present at the meeting if a Shareholder either:

•                  is present and votes in person at the meeting; or

•                  has properly submitted a Proxy.

Abstentions and “broker non-votes” (Shares held by a broker/dealer or other nominee that are not voted because the broker/dealer or other nominee does not have the authority to vote on a particular matter) will be counted for the purposes of a quorum.

Q:                                  How many votes are required to approve the proposals to be considered at the meeting?

A:                                   The affirmative vote of a majority of the Shares represented and voting, whether in person or by Proxy, at the meeting will be required for the election of our nominee trustees, ratification of the selection of our independent auditors and approval of the 2004 Stock Incentive Plan at the Annual Meeting.

Q:                                  How are votes counted?

A:                                   You may vote “For” or “Abstain” on the proposal to elect trustees.  You may vote “For”, or “Against” or “Abstain” on the other proposals to be considered at the meeting.  If you abstain from voting on any proposal, it will have the practical effect of voting against the proposal.

If you sign and return your Proxy without voting instructions, your Shares will be counted as a “For” vote in favor of each proposal.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

There were 17,288,229 Shares issued and outstanding on the Record Date.  Each Share is entitled to one vote at the Annual Meeting.

The following table sets forth certain information regarding the beneficial ownership of our Shares as of April 28, 2004 by each Shareholder known by us to own more than five percent of our outstanding Shares.  The following is based solely upon statements made in filings with the Securities and Exchange Commission (the “Commission”) or other information we believe to be reliable.

Name and Address of Owner	Number of Shares Owned	Percentage of Outstanding Shares
Greenlight Capital, L.L.C.(1) 420 Lexington Avenue Suite 875 New York, NY 10170	2,565,830	14.8%

Peter R. Kellogg 120 Broadway, 6th Floor New York, NY 10271	2,305,260	13.3%

Cramer Rosenthal McGlynn 707 Westchester Avenue White Plains, NY 10604	1,018,500	5.9%

Franklin Resources, Inc.(2) One Franklin Parkway San Mateo, CA 94403	1,448,610	8.4%

Coghill Capital Management, LLC(3) One North Wacker Drive Suite 4725 Chicago, IL 60606	1,582,679	9.2%

(1)                                  Filed jointly with Greenlight Capital, Inc. and David Einhorn.

(2)                                  Filed jointly with Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisory Services, LLC.  Includes 903,210 shares issuable upon conversion of convertible senior subordinated notes.

(3)                                  Filed jointly with CCM Master Qualified Fund, Ltd., Coghill Capital Management, LLC and Clint D. Coghill.

PROPOSAL 1

ELECTION OF TRUSTEES

Pursuant to resolutions passed by our Board in accordance with our Declaration of Trust, as amended, the current number of trustees of the Company is six.  Two persons are nominated for election as trustees at the Annual Meeting.  Trustees will be elected by the majority of votes cast at the Annual Meeting, in person or by Proxy, for the nominees.  Under our Declaration of Trust, as amended, cumulative voting in the election of trustees is not permitted.

The Board is divided into three classes.  Each class of trustees is elected for a three-year term.  Eric Lauritzen is nominated as a Class I trustee to replace C.S. Moon, who has declined to stand for re-election to the Board, to serve until the annual meeting of Shareholders to be held in 2007, or until his successor is elected and qualified.  Mr. Moon declined to stand for re-election to the Board for personal reasons and there was no disagreement between us and Mr. Moon on any matter relating to our operations, policies or practices that resulted in Mr. Moon’s decision to decline to stand for re-election to the Board.  Graeme A. Witts has been a trustee since January 2003 and is a member of Class I to be elected to the Board to serve until the annual meeting of Shareholders to be held in 2007, or until his successor is elected and qualified.  Messrs. Lauritzen and Witts have each indicated that they are willing and able to serve as trustees.  If for any unforeseen reason any of the nominees declines or is unable to serve, proxies will be voted for the election of such other person or persons as shall be designated by the trustees. Proxies received which do not specify a choice for the election of the nominees will be voted FOR each of the nominees.  THE BOARD RECOMMENDS A VOTE IN FAVOR OF EACH NOMINEE.

The Board has determined that each of our trustees and nominee trustees, other than our Chief Executive Officer, Mr. Lee, is independent under applicable laws and regulations and the listing requirements of the Nasdaq National Market.

The following table sets forth the name, position with us, age and expiration of the term as a trustee of each nominee trustee and each trustee whose term of office will continue after the Annual Meeting:

Name	Current Position with Company	Age	Expiration of Term as Trustee
Jimmy S.H. Lee	President, Chief Executive Officer and Trustee	47	2005
William D. McCartney	Trustee	48	2005
Kenneth A. Shields	Trustee	55	2006
Guy W. Adams	Trustee	53	2006
Eric Lauritzen(1)	Trustee	66	2007	(2)
Graeme A. Witts(1)	Trustee	65	2007	(2)

(1)               Nominee for election as a trustee.

(2)               If elected at the Annual Meeting.

The following provides certain background information about each of our trustees whose term of office will continue after the Annual Meeting, each nominee trustee and our executive officers:

Jimmy S.H. Lee, age 47, has been a trustee since May 1985 and President and Chief Executive Officer since 1992. Previously, Mr. Lee served with MFC Bancorp Ltd. as a director from 1986, Chairman from 1987 and President from 1988 to December 1996, respectively.

William D. McCartney, age 48, has been a trustee since January 2003.  Mr. McCartney has been President and a director of Pemcorp Management Inc., a management services company, since 1990.  Mr. McCartney is a member of the Institute of Chartered Accountants in Canada.

Kenneth A. Shields, age 55, has been a trustee since August 2003. Mr. Shields was a founder of the institutional firm of Goepel Shields & Partners Inc., where he held the position of President and Chief Executive Officer. In April of 1998, the firm merged with McDermid St. Lawrence Securities Ltd. to become the investment firm of Goepel McDermid Inc. which was subsequently acquired, in January of 2001, by Florida-based Raymond James Financial, Inc. Mr. Shields currently serves as a member of the board of directors of Raymond James Financial, Inc. and serves as the Chairman, Chief Executive Officer and a member of the board of directors of the Canadian subsidiary, Raymond James Ltd. Mr. Shields is also a director of TimberWest Forest Corp., a member of the Accounting Standards Oversight Council, and a Director of the Council for Business and the Arts in Canada. Additionally, Mr. Shields has served as past Chairman of the Investment Dealers Association of Canada and Pacifica Papers Inc., and is a former director of each of Slocan Forest Products Ltd. and the Investment Dealers Association of Canada.

Guy W. Adams, age 53, has been a trustee since August 2003. Mr. Adams is the managing member of GWA Advisors, LLC, GWA Investments, LLC (“GWA”) and GWA Capital Partners, LLC, where he has served since 2002. GWA Advisors, LLC is a private equity investment firm and a holding company for Mr. Adams’ private equity investments. GWA is an investment fund investing in publicly traded securities managed by GWA Capital Partners, LLC, a registered investment advisor. Prior to 2002, Mr. Adams was the President of GWA Capital, which he founded in 1996 to invest his own capital in public and private equity transactions, and a business consultant to entities seeking refinancing or recapitalization.

Eric Lauritzen, age 66, was President and Chief Executive Officer of Harmac Pacific, Inc., a North American producer of softwood kraft pulp previously listed on the Toronto Stock Exchange and acquired by Pope & Talbot Inc. in 1998, from May 1994 to June 1998, when he retired.  Mr. Lauritzen was Vice President, Pulp and Paper Marketing of MacMillan Bloedel Limited, a North American pulp and paper company previously listed on the Toronto Stock Exchange and acquired by Weyerhaeuser Company Limited in 1999, from July 1981 to April 1994.

Graeme A. Witts, age 65, has been a trustee since January 2003.  Mr. Witts organized Sanne Trust Company Limited, a trust company located in the Channel Islands, in 1988 and was managing director from 1988 to 2000, when he retired.  Mr. Witts is also a fellow of the Institute of Chartered Accountants of England and Wales.

David M. Gandossi, age 46, has been Secretary, Executive Vice-President and Chief Financial Officer since August 15, 2003. Mr. Gandossi was formerly the Chief Financial Officer and Executive Vice-President of Formation Forest Products (a closely held corporation) from June 2002 to August 2003. Mr. Gandossi previously served as Chief Financial Officer, Vice-President, Finance and Secretary of Pacifica Papers Inc., a North American specialty pulp and paper manufacturing company previously listed on the Toronto Stock Exchange, from December 1999 to August 2001 and Controller and Treasurer from June 1998 to December 1999. From June 1998 to August 31, 1998, he also served as Secretary to Pacifica Papers Inc. From March 1998 to June 1998, Mr. Gandossi served as Controller, Treasurer and Secretary of MB Paper Ltd. From April 1994 to March 1998, Mr. Gandossi held the position of Controller and Treasurer with Harmac Pacific Inc., a Canadian pulp manufacturing company previously listed on the Toronto Stock Exchange. Mr. Gandossi is a member of the Institute of Chartered Accountants in Canada.

Wolfram Ridder, age 41, was appointed a managing director of Zellstoff Stendal GmbH (“Stendal”), our 63.6% owned project subsidiary that is constructing a new state-of-the-art NBSK kraft pulp mill near the town of Stendal, Germany (the “Stendal project”), in September 2002.  Mr. Ridder was the principal assistant to our Chief Executive Officer from November 1995 until September 2002.

The terms of Mr. Lee and Mr. McCartney as trustees expire at the annual meeting of shareholders to be held in 2005.  The terms of Mr. Shields and Mr. Adams as trustees expire at the annual meeting of shareholders to be held in 2006.

The Board met five times during 2003 and each member of the Board attended 75% or more of the total number of such meetings and meetings of the committees of the Board on which they serve, other than Mr. Moon.  In addition, our independent trustees regularly meet in separate executive sessions without any member of our management present.  The Lead Trustee presides over these meetings.  Although we do not have a formal policy with respect to attendance of trustees at our annual meetings, all trustees are encouraged and expected to attend such meetings if possible.  Six trustees attended our 2003 annual meeting.

COMMITTEES OF THE BOARD OF TRUSTEES

Our Board has developed corporate governance guidelines in respect of: (i) the duties and responsibilities of the Board, its committees and the officers of the Company; and (ii) practices with respect to the holding of regular quarterly and strategic meetings of the Board including separate meetings of non-management trustees. The Board is also developing additional disclosure controls and procedures in connection with periodic reports and certifications we are required to file with the Commission pursuant to the Sarbanes-Oxley Act of 2002. Our Board has established three standing committees, the Audit Committee, the Compensation Committee and the Governance and Nominating Committee.

Audit Committee

The Audit Committee functions pursuant to a charter adopted by the trustees. The charter was filed as an appendix to our proxy statement relating to our 2003 annual meeting and was subsequently amended.  A copy of the current charter is attached as Appendix ‘‘A’’ hereto. The function of the Audit Committee generally is to meet with and review the results of the audit of our financial statements performed by the independent public accountants and to recommend the selection of independent public accountants. The members of the Audit Committee are Mr. McCartney, Mr. Witts and Mr. Moon, each of whom is independent under applicable laws and regulations and the listing requirements of the Nasdaq National Market. Mr. Moon has declined to stand for re-election to the Board for personal reasons and will be replaced on the audit committee by Mr. Lauritzen, if elected as a trustee at the Annual Meeting.  Both Mr. McCartney and Mr. Witts are chartered accountants and Mr. McCartney is a “financial expert” within the meaning of such term under the Sarbanes-Oxley Act of 2002.  The Audit Committee met five times during 2003.

The Audit Committee has established procedures for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential and anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.  A person wishing to notify the Company of such a complaint or concern should send a written notice thereof, marked “Private & Confidential”, to the Chairman of the Audit Committee, Mercer International Inc., c/o Suite 1790, 400 Burrard Street, Vancouver, B.C., V6C 3A6  Canada.

Compensation Committee

The Board has established a Compensation Committee.  The Compensation Committee is responsible for reviewing and approving the strategy and design of the Company’s compensation, equity-based and benefits programs.  The Compensation Committee is also responsible for approving all compensation actions relating to executive officers.  The members of the Compensation Committee are Mr. Shields, Mr. McCartney and Mr. Adams, each of whom is independent under applicable laws and regulations and the listing requirements of the Nasdaq National Market.  The Compensation Committee met once during 2003.

Compensation Committee Interlocks and Insider Participation

Effective August 2003, the Compensation Committee was reorganized to be comprised of Mr. Shields, Mr. McCartney and Mr. Adams, none of whom is one of our officers or employees, or has formerly been one of our officers.  Mr. Moon and Michel Arnulphy, a former trustee, served as members of the Compensation Committee until

August 2003. Neither Mr. Moon nor Mr. Arnulphy was one of our officers or employees during this period, or has formerly been one of our officers.

Governance and Nominating Committee

Our Board has established a Governance and Nominating Committee comprised of Mr. Shields, Mr. McCartney and Mr. Witts, each of whom is independent under applicable laws and regulations and the listing requirements of the Nasdaq National Market. The Governance and Nominating Committee functions pursuant to a charter adopted by the trustees, a copy of which is attached as Appendix “B” hereto. The purpose of the committee is to: (i) manage the corporate governance system of the Board; (ii) assist the Board in fulfilling its duties to meet applicable legal and regulatory and self-regulatory business principles and codes of best practice; (iii) assist in the creation of a corporate culture and environment of integrity and accountability; (iv) in conjunction with the Lead Trustee, monitor the quality of the relationship between the Board and management; (v) review management succession plans; (vi) recommend to the Board nominees for appointment to the Board; (vii) lead the Board’s annual review of the Chief Executive Officer’s performance; and (viii) set the Board’s forward meeting agenda.  The Governance and Nominating Committee was established in September 2003 and met once in 2003.

Consideration of Nominees

The Board is responsible for approving candidates for Board membership.  The Board has delegated the screening and recruitment process to the Governance and Nominating Committee in consultation with our Chairman and Chief Executive Officer.  The Governance and Nominating Committee will recommend to the Board a nominee to fill a vacancy on the Board and will also annually evaluate and recommend to the Board nominees for election as trustees at annual meetings of Shareholders.

The Governance and Nominating Committee believes that certain criteria should be met by trustee nominees to ensure effective corporate governance, support the Company’s strategies and businesses, account for individual trustee attributes and the effect of the overall mix of those attributes on the Board’s effectiveness, and support the successful recruitment of qualified candidates for the Board.  Qualified candidates are those who, in the judgment of the Governance and Nominating Committee, possess certain personal attributes and a sufficient mix of experience and related attributes to assure effective service on the Board.  The personal attributes of trustee nominees that the Governance and Nominating Committee considers include leadership, judgment, integrity, independence and high personal and professional ethics.  Nominees considered by the Governance and Nominating Committee are those that also possess a mix of experience and related attributes, including general business experience, industry knowledge, financial acumen, special business experience and expertise.

The Governance and Nominating Committee may seek recommendations or receive recommendations for Board candidates from various sources, including the Company’s trustees, management and Shareholders.  The committee may also engage a professional search firm.  Mr. Lauritzen, a nominee for election to the Board at the Annual Meeting, was recommended by our Lead Trustee, who is an independent trustee under applicable laws and regulations and the listing requirements of the Nasdaq National Market.

Nominees Recommended by Shareholders

The Governance and Nominating Committee will consider nominees recommended by Shareholders as candidates for Board membership. A Shareholder wishing to nominate a candidate for Board membership should provide written notice to the Secretary of the Company as described below.  To nominate a candidate for election to the Board at an annual meeting, the notice must be received not less than 120 days before the first anniversary of the date of the Company’s proxy statement released to Shareholders in connection with the annual meeting held in the prior year. The notice should  contain information about both the nominee and the Shareholder making the nomination, including such information regarding each nominee required to be included in a proxy statement filed pursuant to Commission rules and regulations and such other information sufficient to allow the Governance and Nominating Committee to determine if the candidate meets the criteria for Board membership described above. The committee may require that the proposed nominee furnish additional information to determine that person’s eligibility to serve as a trustee.

Shareholder Communications with Board

Shareholders who wish to communicate with the Board (other than with respect to a complaint or concern regarding accounting, internal accounting controls or auditing matters which must be directed to the Audit Committee as described above) should send written correspondence to the Board in the care of the Secretary, Mercer International Inc., c/o Suite 1790, 400 Burrard Street, Vancouver, B.C., V6C 3A6, Canada.  The correspondence should indicate that the person sending the correspondence is a Shareholder and set out the purpose of such communication.  The Secretary will (i) forward the correspondence to the trustee to whom it is addressed or, in the case of correspondence addressed to the Board generally, to the Lead Trustee, (ii) attempt to handle the inquiry directly where it is a request for information about the Company, or (iii) not forward the correspondence if it is primarily commercial in nature or if it relates to an improper topic.  All such correspondence will be summarized for the Board periodically and each such correspondence will be made available to any trustee upon request.

Lead Trustee

Our Board appointed Mr. Shields as its Lead Trustee in September 2003. The role of the Lead Trustee is to provide leadership to the non-management trustees on the Board and to ensure that the Board can operate independently of management and that trustees have an independent leadership contact. The duties of the Lead Trustee include, among other things: (i) ensuring that the Board has adequate resources to support its decision-making process and ensuring that the Board is appropriately approving strategy and supervising management’s progress against that strategy; (ii) ensuring that the independent trustees have adequate opportunity to meet to discuss issues without management being present; (iii) chairing meetings of trustees in the absence of the Chairman and Chief Executive Officer; (iv) ensuring that delegated committee functions are carried out and reported to the Board; and (v) communicating to management, as appropriate, the results of private discussions among outside trustees and acting as a liaison between the Board and the Chief Executive Officer.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed our audited consolidated financial statements for the year ended December 31, 2003 with management.  The Audit Committee has also discussed with our independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.  The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with our independent auditors their independence.  The Audit Committee has considered whether the provision of services by the independent auditors other than audit related services conflicts with the independence of the auditors.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company for the year ended December 31, 2003 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

Submitted by the members of the Audit Committee of the Board.

William D. McCartney, Chairman
Graeme A. Witts
C.S. Moon

SECURITY OWNERSHIP OF TRUSTEES AND OFFICERS

The following table sets forth information regarding the ownership of our Shares as of April 28, 2004 by:  (i) each of our trustees, nominee trustees and executive officers; and (ii) all of our trustees, nominee trustees and executive officers as a group.  Unless otherwise indicated, each person has sole voting and dispositive power with respect to the Shares set forth opposite his name.  Each person has indicated that he will vote all Shares owned by him in favor of each of the proposals to be considered at the Annual Meeting.

Name of Owner	Number of Shares Owned	Percentage of Outstanding Shares
Jimmy S.H. Lee(1)	1,619,800	8.6%
C.S. Moon(2)	29,000	*
Kenneth A. Shields(3)	25,000	*
Guy W. Adams(4)	250,000	1.4%
William D. McCartney	—	—
Graeme A. Witts	—	—
Eric Lauritzen	—	—
David M. Gandossi(5)	100,000	*
Wolfram Ridder(2)	60,000	*
Trustees and Officers as a Group (9 persons)(6)	2,083,800	10.9%

*                      Less than 1%.

(1)               Includes presently exercisable stock options to acquire up to 1,585,000 Shares.

(2)               Represents presently exercisable stock options.

(3)               In January 2004, Mr. Shields was granted 25,000 restricted shares of beneficial interest in connection with his role as the Lead Trustee of our Board.  These shares vest in three equal installments on January 20, 2004, November 11, 2004 and November 11, 2005.

(4)               Pursuant to the terms of the settlement agreement with Greenlight Capital, in August 2003 we issued options to purchase up to 225,000 Shares to GWA, of which Mr. Adams is the managing member, and up to 100,000 Shares to Mr. Adams, each at an exercise price of $4.53 per share. GWA exercised its options in September 2003 and Mr. Adams exercised his options in March 2004.

(5)               In September 2003, Mr. Gandossi was granted options to acquire up to 100,000 of our Shares at a price of $5.65 per Share exercisable as of September 10, 2003 as to one-third of the options granted and one-third on each of September 10, 2004 and September 10, 2005.  These options have a ten-year term.

(6)               Includes presently exercisable stock options to acquire up to 1,774,000 Shares.

                The following table sets forth information as at December 31, 2003 regarding: (i) our 1992 amended and restated stock option plan (the "1992 Amended Option Plan") under which options to acquire an aggregate of 3,600,000 of our Shares may be granted; and (ii) a non-qualified stock option plan to acquire up to 375,000 of our Shares.

	Number of Shares to be Issued Upon Exercise of Outstanding Options	Weighted-average Exercise Price of Outstanding Options	Number of Shares Available for Future Issuance Under Plan

1992 Amended Option Plan	2,045,500	$7.12	230,500
Non-Qualified Stock Option Plan(1)	150,000	$4.53	Nil

(1)               In August 2003, we issued options to purchase up to 375,000 Shares at a price of $4.53 per share to Guy W. Adams, GWA, and Saul E. Diamond under our 2003 non-qualified stock option plan in accordance with the terms of the settlement agreement with Greenlight Capital. GWA exercised its options in September 2003 and Mr. Adams and Mr. Diamond exercised their options in March 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

MFC Bancorp Ltd. (“MFC”) was our approximately 92% owned subsidiary until June 1996, when we spun-off approximately 83% of the issued shares of MFC to our Shareholders by way of a special dividend-in-kind. Prior to the spin-off, MFC provided and arranged for the majority of our financial requirements.

As part of the financing for the Stendal project, we obtained a €15 million bridge loan from Babcock & Brown Investment Management Partners LP (“Babcock & Brown”) and a €30 million bridge loan arranged by a Swiss banking affiliate of MFC with variable interest rates and specified fees. Babcock & Brown was our advisor in connection with the overall financing arrangements for the Stendal project. In October 2003, we fully repaid the bridge loans from Babcock & Brown and MFC, which with fees and accrued interest aggregated $66.9 million.

In addition to the bridge loan, we had other indebtedness to MFC in the amount of approximately €8.6 million at December 31, 2002, of which approximately €6.4 million was repaid in December 2003 from the proceeds of the sale of MFC shares and the balance was fully repaid in early 2004.  We previously held, directly and indirectly, approximately 575,683 common shares of MFC, being approximately 4% of its outstanding shares. We sold 538,683 MFC shares to an affiliate of MFC in December 2003 at a price of $15.84 per share (being the 20-day weighted average trading price of the shares on the Nasdaq National Market at the time of the agreement to sell the shares) for total proceeds of $8.5 million.  The proceeds were used to repay indebtedness to MFC.  We continue to own approximately 37,000 MFC shares.  Jimmy S.H. Lee, our Chairman, Chief Executive Officer and a trustee was formerly a non-executive director of the Swiss banking affiliate of MFC until he resigned from such position in April 2004.  Mr. Lee and members of his family, directly and indirectly, own approximately 2% of MFC’s outstanding shares, which shares were in part acquired pursuant to the 1996 spin-off. Ian Rigg, a former trustee and our former Chief Financial Officer, became a Vice President of MFC in August 2003.  Mr. Rigg resigned as our chief financial officer in August 2003 and as a trustee in December 2003.

We have in the course of our business entered into transactions and other arrangements with MFC and its affiliates. From time to time, our Rosenthal pulp mill sells pulp to a commodities trading subsidiary of MFC, both for its own account and as an agent for sales to certain parts of eastern Europe. All such transactions are conducted on market terms on an arm’s length basis as provided for in the Rosenthal project loan agreements.  As at December 31, 2003, we had trade receivables for pulp sales of approximately €1.4 million from MFC affiliates, which we expect to collect in the ordinary course.

In December 2002, we contributed our 80% interest in Landqart AG (“Landqart”) to a limited partnership in exchange for a 49% interest therein. The other limited partner of the limited partnership is MFC and the general partner is wholly-owned by Cade Struktur Corporation (“CSC”). CSC is a Canadian public company in which we own an approximate 26% interest and MFC owns 25% of its issued and outstanding shares. Mr. Lee, our Chief Executive Officer, previously served as an officer and director of CSC from July 2001 to December 2002. During such time, Mr. Lee received no remuneration of any sort from CSC and did not have any ownership interest therein. At the time of the Landqart reorganization, Mr. Lee was neither an officer nor a director of CSC. MFC currently arranges receivables financing for Landqart. In addition, from time to time, MFC assists Landqart in obtaining supplier credit for its capital requirements by arranging for credit enhancement of Landqart’s obligations. Such arrangements are negotiated between Landqart and MFC. Mr. Lee is a director of Landqart.

In 2003, MFC acquired and increased its stake to acquire an indirect majority interest in AIG Altmark-Industrie AG, which is a 7% shareholder of Stendal. As at December 31, 2003, we had an approximately €1.5 million investment in shares and loans of a venture company, which is an affiliate of both us and MFC.  This is a legacy investment which we intend to divest in 2004.

Our Board has developed corporate governance guidelines which, among other things, provides that our Audit Committee or other special committee of trustees review and approve transactions with related and affiliated parties, including those with MFC.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding the annual compensation for each of the last three fiscal years paid to our Chief Executive Officer and those executive officers that earned in excess of $100,000 during the most recently completed fiscal year (collectively, the “Named Executive Officers”):

					Long-Term Compensation
Name and Principal Position		Annual Compensation			Securities Underlying Options (#)	All Other Compensation ($)
	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)

Jimmy S.H. Lee	2003	264,806	—	107,864	—	—
Chief Executive Officer	2002	238,504	—	90,941	—	—
	2001	213,012	309,137	10,679	—	—

David M. Gandossi (1) Chief Financial Officer	2003	228,352	53,520	—	100,000	—

Wolfram Ridder(2)	2003	260,240	200,000	—	—	—
Managing Director of Stendal	2002	188,466	—	—	—	—

(1)               Mr. Gandossi was appointed Chief Financial Officer in August 2003.  The amounts presented for Mr. Gandossi have been annualized. Pursuant to his employment agreement with us, Mr. Gandossi received a one-time signing bonus of CND$75,000, is entitled to an annual base salary of CND$320,000 and is entitled to participate in our bonus program. In September 2003, we granted to Mr. Gandossi options to acquire up to 100,000 of our shares of beneficial interest at an exercise price of $5.65 per share exercisable as to one-third of the options granted on September 10, 2003 and one-third on each of September 10, 2004 and September 10, 2005. These options have a ten year term.

(2)               Mr. Ridder was appointed a managing director of Stendal effective September 2002 for an indefinite term.  The amounts presented for Mr. Ridder for 2002 have been annualized.  Mr. Ridder is entitled to an annual base salary of €200,000, which increased to €240,000 in April 2003.  Mr. Ridder was awarded a bonus of $200,000 in 2003 for his work and oversight in connection with the Stendal project.

Stock Options

In September 2003, we granted to Mr. Gandossi options to acquire up to 100,000 of our shares of beneficial interest. These options have a ten year term.  Other than Mr. Gandossi, none of our Named Executive Officers were granted options to purchase our shares during 2003.  The following table provides information about the options granted in 2003 to Mr. Gandossi:

	Individual Grants				Grant Date Value
Name	Number of Securities Underlying Options Granted ($)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Expiration Date	Grant Date Present Value ($)

David M. Gandossi Chief Financial Officer	100,000(1)	100%	5.65	September 10, 2013	170,213(2)

(1)               The options are exercisable as to one-third of the options granted on September 10, 2003 and one third on each of September 10, 2004 and September 10, 2005.

(2)               Estimated as of the date of grant using the Black-Scholes model, based on the risk free interest rate of 1.92%, expected life of 3 years, expected volatility of 38.4% and expected dividend yield of 0%.

The table below provides information regarding the exercise of options during 2003 by our Named Executive Officers and information with respect to unexercised options held by them at December 31, 2003:

Aggregated Option Exercises in Last Fiscal Year and

Fiscal Year-End Option Values

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year-End ($) Exercisable/Unexercisable

Jimmy S.H. Lee Chief Executive Officer	—	—	1,585,000/Nil	31,500/—

David M. Gandossi Chief Financial Officer	—	—	33,333/66,667	23,333/46,667

Wolfram Ridder Managing Director of Stendal	—	—	60,000/Nil	—/—

Compensation of Trustees

Our trustees, other than our Lead Trustee, receive $20,000 annually for their services plus $1,000 for each meeting of trustees that they attend in person or $500 for each such meeting that they attend by teleconference.  Our Lead Trustee, Mr. Shields, receives $55,000 annually for his services but is not compensated for attending meetings of trustees.  We also reimburse our trustees and officers for expenses incurred in connection with their duties as our trustees and officers.  The Chairman of each of the Compensation Committee and Governance and Nominating Committee (other than if the Lead Trustee is the Chairman) receives $5,000 annually and the Chairman of the Audit Committee receives $15,000 annually for their services in that regard.

In the event our 2004 Stock Incentive Plan is approved by Shareholders at the Annual Meeting, each of our non-employee trustees who has been in office for at least six months immediately after such meeting, other than our Lead Trustee, will receive 5,000 restricted shares and each such non-employee trustee who is not elected to the Board for the first time at a subsequent annual meeting of Shareholders and will continue to serve as a member of the Board after the meeting will receive 2,500 restricted shares under such plan for their services.  See Proposal 3 relating to the approval of the 2004 Stock Incentive Plan for more information.

Indemnity Agreements

We have entered into a Trustee’s Indemnity Agreement with each of our trustees.  We have agreed under each of these agreements to indemnify each of our trustees against any and all claims and costs that are or may be brought against him as a result of his being one of our trustees, officers or employees or that of a company related to us. However, under the agreements, we are not obligated to indemnify a trustee against any claims or costs in certain instances, including if it is determined that the trustee failed to act honestly and in good faith with a view to our best interests, if the trustee failed to disclose his interest or conflicts as required under corporate legislation in Washington or we are not permitted to indemnify the trustee under such legislation, or if the trustee has violated any insider trading rules under United States federal and state securities laws.

If there is a change in control (as defined in the agreement) of the Company other than a change in control which has been approved by a majority of our trustees, we are required to seek legal advice as to whether and to what extent a trustee would be permitted to be indemnified under applicable law.  In addition, the agreements allow us to defend any claim made against a trustee.

Employment Agreements

Mr. Lee is a party to an amended and restated employment agreement dated April 28, 2004 with us. The following summary of the agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached as an exhibit to our Form 8-K dated and filed with the Commission on April 28, 2004.  The agreement provides for a base salary of €325,000 annually, housing and other perquisites not to exceed in aggregate  €75,000 annually and other compensation as determined by the Board or the Compensation Committee as applicable.  The agreement continues in effect until Mr. Lee’s employment with us is terminated.  Mr. Lee may terminate his employment with us at any time for good reason within 180 days after the occurrence of any good reason event. In addition, we may terminate Mr. Lee’s employment with cause. If Mr. Lee is terminated without cause or resigns for good reason, he shall be entitled to a severance payment equal to three times the sum of his then annual salary plus the higher of (i) his current annual bonus and (ii) the highest variable pay and incentive bonus received during the three years last ending prior to his termination. This amount is payable in substantially equal installments over a twelve-month period, unless (i) a change of control occurs following such termination, in which case the unpaid portion of such severance amount is payable in full in a lump sum cash payment immediately following such change of control, or (ii) if such termination occurs in contemplation of, at the time of, or within three years after a change of control, this amount is payable in a lump sum cash payment immediately following such termination.  In addition, all unvested rights in any stock options and any other equity awards will vest in full and become immediately exercisable. Mr. Lee will also be entitled to any accrued benefits.  If Mr. Lee’s employment with us is terminated for cause, he is not entitled to any additional payments or benefits under the agreement, other than accrued benefits (including, but not limited to, any then vested stock options and other equity grants) and a prorated bonus, which is payable immediately upon such termination.

Mr. Gandossi is a party to an employment agreement dated effective August 15, 2003 with us. The following summary of the agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached as an exhibit to our Form 8-K dated and filed with the Commission on August 11, 2003.  The agreement generally provides, subject to certain termination provisions, for the continued employment of Mr. Gandossi as Chief Financial Officer, Executive Vice-President and Secretary for a period of 36 months, with an automatic 12-month renewal if the Company does not provide written notice of its intention not to renew the agreement at least 12 months before the original term expires. Thereafter the agreement provides for successive 12 month renewals unless the Company provides written notice of its intention not to renew 360 days in advance of the expiry of the then term thereof. The agreement provides for an annual base salary of CDN$320,000 and a one-time signing bonus of CDN$75,000, the use of a vehicle and participation in our bonus program. The agreement contains change in control provisions pursuant to which, if in connection with or within eighteen months of a change in control, Mr. Gandossi voluntarily terminates his employment for good reason or is involuntarily discharged, he shall be entitled to a severance payment of three times the sum of his current annual base salary plus the highest of (x) his then-current annual bonus, (y) his highest variable pay and annual incentive bonus for the last three years and (z) 50% of his current annual base salary. In addition, all unvested rights in any stock option or other benefit plans will vest in full. Mr. Gandossi may terminate his employment with us at any time for good reason within 180 days after the occurrence of the good reason event. If Mr. Gandossi is terminated without cause or resigns for good reason other than in connection with the change in control, he shall be entitled to a severance payment equal to the sum of his base salary for the remaining term of the agreement plus the annual bonuses payable for the years (or portions thereof) remaining in the term of the agreement, calculated as set forth in the agreement.

Report of the Trustees on Executive Compensation

The Compensation Committee is composed entirely of non-employee trustees who are independent under applicable laws and regulations and the listing requirements of the Nasdaq National Market.  It is the Compensation Committee’s responsibility to review and approve the strategy and design of the Company’s compensation, equity based and benefits programs for the Company’s executive officers.  The Compensation Committee also has the responsibility to approve all the compensation actions for executive officers.  The compensation of our executive officers is evaluated on at least an annual basis by the Compensation Committee of the Board in consultation with management.

Our compensation philosophy for executive officers is primarily but not exclusively performance-based. As our operations are in Europe, we also consider other factors such as local market demands, availability of qualified management and the local cost of living. Our principal objectives are to:  1) secure and retain the services of qualified executive officers, and 2) create an environment in which such officers are motivated to achieve and maintain superior performance levels.  Our current compensation philosophy is to establish and maintain annual base salaries for executive officers at or near levels consistent with those of other comparable companies operating within the forest products industry.  Annual bonuses and long-term incentives, in the form of stock options awarded under our 1992 Amended Option Plan, are considered where and as appropriate. Subject to Shareholder approval of the 2004 Stock Incentive Plan at the Annual Meeting, executive officers may also receive long-term incentives in the form of restricted shares, options and/or stock appreciation rights under such plan.

In 2003, the Compensation Committee engaged an outside compensation consultant to assist it in assessing the Company’s existing executive compensation programs.  The goals of this study were to determine an appropriate peer group for comparison and to assess the structure of the Company’s executive compensation programs and the level of compensation paid to the Company’s executives.  The recommendations of the consultant’s report were taken into consideration in developing our current compensation philosophy. In summary, we shall consider the following in addition to the impact of competitive market forces.

Base salaries for executive officers are based upon, among other things, job responsibilities, experience and performance of executive officers, which involves an assessment of an executive officer’s skills, judgment, application of knowledge and support of corporate values and priorities.  In addition, the impact an executive officer is expected to make to our business in the future is considered.

Bonuses are awarded to executive officers based on the expectations of the trustees and management for, among other things, our financial and operating performance in a particular period and the contribution of an executive officer in achieving targets.  The Compensation Committee also considers the contribution of the executive officer to our business and operations generally.

Executive officers may also be granted long-term incentives in the form of stock options under our 1992 Amended Option Plan.  In addition, the Board has adopted a 2004 Stock Incentive Plan, which, if approved by Shareholders at the Annual Meeting, will authorize the Compensation Committee to grant restricted shares, options and/or stock appreciation rights to our executive officers.  Awards under our 1992 Amended Option Plan and 2004 Stock Incentive Plan, if approved, are generally granted based upon the long-term financial and operating expectations of our trustees and management and the contribution an executive officer is expected to make in the future in achieving those targets.  Awards under these plans produce value to executive officers only if the price of our Shares appreciate, thereby directly linking the interests of executive officers with those of Shareholders through increased Share ownership.

In implementing our current compensation philosophy, the Compensation Committee will also consider, among other things: 1) our financial and operating targets for a period and the contributions of executive officers in achieving these targets, 2) the contributions of executive officers to our business and operations generally, 3) total shareholder return, and 4) the Company’s stock performance relative to its peers.

The compensation of our Chief Executive Officer for 2003 was not materially changed from prior years. Mr. Lee’s base salary was increased to $300,000 from $240,000 effective November 1, 2003 as an interim adjustment in contemplation of the Committee’s overall review of his compensation arrangements and a consultant’s report thereon.  Mr. Lee did not receive a bonus for 2003.  The Compensation Committee determined not to grant a bonus to the Chief Executive Officer for 2003 because, among other things: 1) the Company was in the construction phase of the Stendal pulp mill, which upon completion and start up will materially impact the Company’s results of operations, and the project was not yet completed; 2) the Committee was developing its compensation practices and guidelines in consultation with an outside compensation consultant; and 3) he received an interim adjustment to his base salary.  The Chief Executive Officer was also not granted any options to acquire Shares or similar long-term equity awards in 2003 because of the foregoing reasons and as he holds options to acquire a significant number of Shares under our 1992 Amended Option Plan pursuant to grants made in prior years.

In April 2004, after receiving advice from its outside compensation consultant as to, among other things, remuneration paid in comparable peer group companies and the effect of changes in currency exchange rates, the Committee recommended and the Board approved amending the terms of Mr. Lee’s remuneration to increase his base salary to €325,000 and provide him with a housing allowance and other perquisites aggregating not more than €75,000 per annum.  In respect thereof, Mr. Lee’s contract was amended to, among other things, delete two loan facilities, which the Company had agreed to provide him.  Such loan facilities had never been drawn upon.  See “Executive Compensation - Employment Agreements”.

Submitted by the members of the Compensation Committee of the Board.

William D. McCartney, Chairman

Kenneth A. Shields

Guy W. Adams

Performance Graph

The following graph compares the cumulative total shareholder return (share price appreciation plus dividends) with respect to the Shares with the cumulative total return of the NASDAQ Market Index and an additional group of peer companies which comprise Standard Industrial Classification Code 262 - Paper Mills, over the five years ending December 31, 2002.  The companies which comprise SIC Code 262 are Abitibi-Consolidated Inc., American Israeli Paper, Badger Paper Mills Inc., Biomass Technologies, Boise Cascade Corporation, Bowater Inc., Bunzl PLC ADS, Chesapeake Corporation, Domtar Inc., Fibermark Inc., Fletcher Challenger Forests, Fletcher Challenger Building, Fort James Corp., Glatfelter, Kimberly-Clark Corporation, Mercer International Inc., Pope & Talbot Inc., Potlatch Corporation, Sappi Ltd. ADS, Schweitzer Mauduit International, Stora Enso, UPM Kymmene Corp. ADS, Votorantim Cellulose, Wausau-Mosinee Paper Corporation, and Weyerhaeuser Company.

Compare 5-Year Cumulative Total Return
among Mercer International Inc.,
Nasdaq Market Index and SIC Code Index

ASSUMES $100 INVESTED ON JAN. 1, 1999
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2003

Comparison of Cumulative Total Return

of Company Industry Index and Broad Market

Company	1998	1999	2000	2001	2002	2003

Mercer International Inc.	100.00	68.42	117.43	110.36	81.21	93.94
SEC Code Index	100.00	121.38	120.13	117.17	105.09	133.96
Nasdaq Market Index	100.00	176.37	110.86	88.37	61.64	92.68

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”), as amended, requires that our officers and trustees and persons who own more than 10% of our Shares file reports of ownership and changes in ownership with the Commission and furnish us with copies of all such reports that they file.  Based solely upon a review of the copies of these reports received by us, and upon written representations by our trustees and officers regarding their compliance with the applicable reporting requirements under Section 16(a) of the 1934 Act, we believe that all of our trustees and officers filed all required reports under Section 16(a) in a timely manner for the year ended December 31, 2003.

PROPOSAL 2

INDEPENDENT ACCOUNTANTS AND AUDITORS

Ratification of Independent Auditors

The Board requests that Shareholders ratify the selection of Deloitte & Touche LLP as our independent auditors as a matter of good corporate practice.

We appointed Deloitte & Touche LLP as our independent auditors in place of Peterson Sullivan PLLC effective July 14, 2003 and received Shareholder ratification of such appointment at our annual meeting held in August 2003. The appointment of Deloitte & Touche LLP was approved by the Audit Committee of our Board and the Board.  The dismissal of Peterson Sullivan PLLC as our independent auditors was not the result of any disagreement between us and Peterson Sullivan PLLC on any matter. Peterson Sullivan PLLC has provided an unqualified audit opinion in connection with our annual financial statements for the years ended December 31, 2001 and 2002 and there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K of the Commission.  For more information, see our Form 8-K/A dated August 6, 2003 filed with the Commission on August 7, 2003, which is incorporated by reference in this proxy statement.

Representatives of Deloitte & Touche LLP are not expected to be present at the Annual Meeting.

The selection of Deloitte & Touche LLP must be ratified by a majority of the votes cast at the Annual Meeting, in person or by Proxy, in favour of such ratification.  THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS.

In the event Deloitte & Touche LLP are not ratified as our auditors at the Annual Meeting, the Audit Committee will consider whether to retain Deloitte & Touche LLP or select another firm.  The Audit Committee may select another firm as our auditors without the approval of Shareholders, even if Shareholders ratify the selection of Deloitte & Touche LLP at the Annual Meeting.

Accountants’ Fees

Deloitte & Touche LLP examined our consolidated financial statements subsequent to their appointment as our independent auditors, while Peterson Sullivan PLLC examined our consolidated financial statements for 2002 and the first three months of 2003. We paid the following fees to our accountants during the last two fiscal years for the services described below:

	Year Ended December 31,
	2003			2002
	Deloitte & Touche LLP	Peterson Sullivan PLLC	Total	Peterson Sullivan PLLC
Audit Fees(1)	$609,076	$151,755	$760,831	$486,208(4)
Audit-Related Fees(2)	80,146	—	80,146	—
Tax Fees(3)	—	243,663	243,663	362,630
All Other Fees	—	—	—	—
	$689,222	$395,418	$1,084,640	$848,838

(1)               Represents fees for services rendered for the audit of our annual financial statements and review of our quarterly financial statements.

(2)               Represents fees for services rendered for assurance and related services reasonably related to the performance of the audit or review of our financial statements but not reported under “Audit Fees”, including fees relating to an internal control study conducted pursuant to the Sarbanes-Oxley Act of 2002.

(3)               Represents fees for services rendered for tax compliance, tax advice and tax planning.

(4)               Does not include statutory audit fees for the Company’s German subsidiaries.

Consistent with the Commission’s requirements regarding auditor independence, the Audit Committee of our Board has adopted a policy to pre-approve all audit and permissible non-audit services provided by our independent auditor and the fees for such non-audit services.  Under the policy, the committee must pre-approve services prior to the commencement of the specified service.  All services provided by Deloitte & Touche LLP subsequent to July 14, 2003 have been pre-approved by the Audit Committee.

`PROPOSAL 3

APPROVAL OF 2004 STOCK INCENTIVE PLAN

The Company grants long-term incentives in the form of stock options to employees, officers and trustees who are not employees or officers of the Company under the Company’s 1992 Amended Option Plan to motivate them to achieve and maintain superior performance levels.  However, as of April 28, 2004, an aggregate of only 230,500 Shares were available for issuance under such plan, which represents approximately 1.3% of our currently outstanding Shares or approximately 0.8% of Shares outstanding after giving effect to the conversion of $82.5 million of convertible notes we issued in October 2003 (the “Convertible Notes”).  The Board believes that this number of Shares is likely to be insufficient in light of the potential continued growth in the Company’s operations.  For this and other related reasons, the Board determined that it is in the best interests of the Company and its Shareholders to adopt a new stock incentive plan.

On April 27, 2004, the Board adopted the 2004 Stock Incentive Plan (the “Plan”) and directed that the Plan be submitted to Shareholders for their approval at the Annual Meeting.  The Plan will be effective upon approval by Shareholders at the Annual Meeting.  The purpose of the Plan is to promote the long-term success of the Company and the creation of Shareholder value by encouraging the attraction and retention of employees and non-employee trustees (“Outside Trustees”) with exceptional qualifications, encouraging them to focus on the critical long-range objectives of the Company and linking their interests directly to Shareholder interests through increased Share ownership.  The Plan seeks to achieve this purpose by providing for awards to participants in the form of restricted shares, options and/or stock appreciation rights (“SARs”).  The following summary of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Appendix “C” hereto.

General

The Plan will be administered by the Compensation Committee of the Board, each of the members of which are non-employee trustees that are independent under applicable laws and regulations and the listing requirements of the Nasdaq National Market.  The Compensation Committee may, subject to the provisions of the Plan, determine the persons to whom awards will be granted, the types of awards to be granted, the number of Shares to be made subject to awards, the exercise or purchase price of awards granted and the other terms, conditions and restrictions that will apply to awards, and will interpret the Plan.  The terms and conditions of each award granted under the Plan will be set forth in a written agreement.

Shares offered under the Plan may be authorized but unissued Shares or treasury Shares.  The maximum aggregate number of Shares that may be issued pursuant to options, SARs and restricted shares awarded under the Plan shall not exceed 1,000,000 Shares, being approximately 5.8% of our currently outstanding Shares or approximately 3.6% of our outstanding Shares after giving effect to the conversion of the Convertible Notes.  If the Plan is approved, we could issue or grant awards and options (including under the 1992 Amended Option Plan) on an aggregate of 1,230,500 Shares, which is approximately 7.1% of our currently outstanding Shares or approximately 4.4% of our outstanding Shares after giving effect to the conversion of the Convertible Notes.  The aggregate number of options currently outstanding and issuable under our existing 1992 Amended Option Plan and awards under the Plan, if approved, would represent approximately 18.9% of our currently outstanding Shares or approximately 11.7% of our outstanding Shares after giving effect to the conversion of the Convertible Notes.  Approximately 1,100 persons are currently eligible to participate in the Plan.  No person may receive in any calendar year awards under the Plan that relate to more than 150,000 Shares (except that grants to a participant in the calendar year in which his or her service first commences shall not relate to more than 250,000 Shares), subject to certain adjustments as provided under the Plan.

The aggregate number of Shares available under the Plan and Shares (including restricted shares) issued under the Plan or underlying options or SARs issued under the Plan are subject to certain adjustments including for stock dividends, stock splits or other such capitalization adjustments as provided under the Plan.  In addition, in the event of a merger or other reorganization involving the Company, the Plan provides for the continuation, assumption, substitution, vesting or settlement of awards granted under the Plan.

If any restricted shares or Shares issued upon the exercise of options awarded under the Plan are forfeited, or if options or SARs awarded under the Plan are forfeited or terminate for any reason before being exercised, then such restricted shares or Shares issued upon exercise of options or Shares underlying options or SARs awarded under the Plan shall again become available for awards under the Plan.  If SARs are exercised, then only the number of Shares actually issued in settlement of such SARs will reduce the number of Shares available under the Plan.  If Shares are withheld in payment of the exercise or purchase price of an award under the Plan or to satisfy tax withholding obligations, such Shares will be available for issuance under the Plan.

Eligibility and Awards

Employees and Outside Trustees are eligible to participate in the Plan.  Participants under the Plan may be awarded restricted shares, SARs and/or options.  The Compensation Committee is entitled to award incentive stock options or nonstatutory stock options under the Plan.  However, only employees of the Company are eligible to be awarded incentive stock options under the Plan, while employees and Outside Trustees are eligible to be awarded restricted shares, nonstatutory options or SARs under the Plan.

Restricted Shares

Restricted shares awarded under the Plan are restricted as to sale for such time and/or under such terms and conditions as the Compensation Committee may determine, including with respect to the consideration to be paid for such an award, vesting of the restricted shares awarded and restrictions applicable to such award.  Restricted shares may be awarded under the Plan for such consideration as the Compensation Committee may determine, including, without limitation, cash, cash equivalents, or services rendered to the Company.  The holders of restricted shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other Shareholders, however, the Compensation Committee may require that holders of restricted shares invest cash dividends received on such shares in additional restricted shares with the same conditions and restrictions as the restricted shares upon which the dividend was paid.

Under the Plan, on the first business day following the conclusion of the annual meeting at which the Plan is approved by Shareholders, each Outside Trustee who has been in office for at least six months immediately after such meeting (other than the Lead Trustee) shall receive 5,000 restricted shares, which shall fully vest on the first anniversary of the date of grant, or immediately upon a change in control of the Company.  On the first business day following the conclusion of each annual meeting of Shareholders, commencing with the annual meeting occurring after the annual meeting approving the Plan, each Outside Trustee who is not elected to the Board for the first time at such meeting and who will continue to serve as a member of the Board after the meeting (provided that he has served on the Board for at least six months) shall receive 2,500 restricted shares, which shall fully vest on the first anniversary of the date of grant, or immediately upon a change in control of the Company.

Stock Appreciation Rights

SARs entitle holders thereof to receive a bonus equal to the appreciation in value of a pre-determined number of Shares over a specified period.  Awards of SARs under the Plan may be granted by the Compensation Committee upon such terms and conditions as the committee may deem appropriate, including with respect to the number of Shares underlying such an award, exercise price (which may vary in accordance with a pre-determined formula), vesting and term of such award.  The exercise of a SAR awarded under the Plan may be settled in Shares, cash or a combination of Shares and cash, as the Compensation Committee may determine.  SARs may be awarded under the Plan in combination with options and such an award may provide that the SARs will not be exercisable unless the related options are forfeited.

Options

Options awarded under the Plan entitle the holder to acquire a specified number of Shares on such terms and conditions as the Compensation Committee may determine, including with respect to the exercise price, vesting and term of such award.  The exercise price of an incentive stock option shall not be less than 100% of the fair market value of the Company’s Shares on the date of grant, except as provided under the Plan.  The exercise price of a nonstatutory option shall not be less than 85% of the fair market value of the Shares on the date of grant, however, the Compensation Committee may specify that the exercise price of a nonstatutory option may vary in accordance with a pre-determined formula.  In addition, the term of an incentive stock option shall not exceed 10 years from the date of grant (five years for certain eligible employees).  Payment of the exercise price for options awarded under the Plan may be made in cash, the surrender of Shares held by the participant, the withholding of Shares that would otherwise be issued upon the exercise of options, services rendered to the Company or any other form consistent with applicable law, as determined by the Compensation Committee.  Upon the termination of service with the Company, a participant shall have the right to exercise options awarded under the Plan as determined by the Compensation Committee.  Options may be awarded under the Plan in combination with SARs and such an award may provide that the options will not be exercisable unless the related SARs are forfeited.

Other Terms of the Plan

Under the Plan, at the discretion of the Board, an Outside Trustee may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, nonstatutory options or restricted shares, or a combination thereof.  The number of such nonstatutory options or restricted shares shall be calculated in a manner and issued on terms and conditions determined by the Board.

The Compensation Committee may determine, at the time of granting of awards under the Plan, that all or a part of any award granted shall become vested upon a change in control of the Company.

The Plan shall terminate automatically on June 14, 2014 and may be terminated on an earlier date upon the amendment of the Plan.  The Plan may be amended by the Board at any time and from time to time, however, an amendment of the Plan shall be subject to the approval of the Company’s Shareholders (to the extent required by applicable laws, rules or regulations).

Income Tax Status

The U.S. federal income tax consequences to the Company and participants under the Plan are complex and subject to change.  The following discussion is a summary of the general rules applicable to awards granted under the Plan to a participant who performs services within the United States or is a United States citizen or resident.  The tax consequences may be affected by various income tax treaties.  Participants under the Plan should consult their own tax advisors since a taxpayer’s particular situation may be such that some variation of the rules described below will apply.

Incentive Stock Options.  An optionee will not recognize any ordinary income (and the Company will not be permitted to claim any deduction) upon the grant or timely exercise of an incentive stock option.  However, the amount by which the fair market value of the underlying Shares on the exercise date of an incentive stock option exceeds the exercise price generally will constitute an item which increases the optionee’s “alternative minimum taxable income”.

Exercise of an incentive stock option will be timely if made during its term and if the optionee remains an employee of the Company or a subsidiary at all times during the period beginning on the date of grant of the incentive stock option and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled optionee, and without limit in the case of death).  The tax consequences of an untimely exercise of an incentive stock option will be determined in accordance with the rules applicable to nonstatutory options, discussed below.

If Shares acquired pursuant to the timely exercise of an incentive stock option are later disposed of, and if the Shares are a capital asset of the optionee, the optionee generally will recognize a long-term capital gain or loss equal to the difference between the amount realized upon the sale and the exercise price.  The Company, under these circumstances, will not be entitled to any income tax deduction in connection with either the exercise of the incentive stock option or the sale of the Shares by the optionee.

If, however, Shares acquired pursuant to the exercise of an incentive stock option are disposed of by the optionee prior to the expiration of two years from the date of grant of the incentive stock option or within one year from the date the Shares are transferred to him or her upon exercise (a “disqualifying disposition”), any gain realized by the optionee generally will be taxable at the time of such disqualifying disposition as follows:  (i) at ordinary income rates to the extent of the difference between the exercise price and the lesser of the fair market value of the Shares on the date the incentive stock option is exercised or the amount realized on the disqualifying disposition; and (ii) if the Shares are a capital asset of the optionee, as a short-term or long-term capital gain (depending upon the length of time the Shares were held by the optionee) to the extent of any excess of the amount realized on the disqualifying disposition over the sum of the exercise price and any ordinary income recognized by the optionee.  In that event, the Company may claim an income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionee as ordinary income.

Nonstatutory Options.  An optionee generally will not recognize taxable income upon the grant of a nonstatutory option.  Rather, at the time of exercise of the nonstatutory option, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the Shares purchased over the exercise price.  The Company will generally be entitled to claim a tax deduction at such time and in the same amount that the optionee recognizes ordinary income.

However, if the Shares received upon exercise are both nontransferable and subject to a substantial risk of forfeiture, the optionee will not recognize income at the time of exercise.  Rather, the optionee will recognize income when those restrictions lapse.  If there are such restrictions, however, an optionee may elect to recognize income at the time of exercise rather than  on the later date on which the restrictions are removed.  If the optionee makes such election but subsequently forfeits the right to receive the Shares, then the optionee will not be entitled to a refund of any tax paid as a result of making such election.  However, the optionee will be entitled to treat the forfeiture as a sale of Shares at a loss.  The deductibility of such loss may be subject to limitations that apply to capital losses.

If Shares acquired upon exercise of a nonstatutory option are later sold or exchanged, then the difference between the amount received upon the sale, exchange or disposition and the fair market value of such Shares on the date of the exercise or, if applicable, the date on which restrictions on the option stock lapsed will generally be taxable as a long-term or short-term capital gain or loss (if the Shares are a capital asset of the optionee) depending upon the length of time the Shares were held by the optionee.

Restricted Stock.  A person who is awarded Shares of restricted stock is taxable on the Shares received when the restricted stock is substantially vested, that is, when the stock is either not subject to a substantial risk of forfeiture, or is transferable to a third party free of such risk.  The amount of income recognized is equal to the excess of the fair market value of the Shares at the time of vesting over the amount, if any, paid for such Shares.  The Company would be entitled to claim a deduction equal to the amount of income recognized.

If the restricted stock received is both nontransferable and subject to substantial risk of forfeiture, then the restricted stock will not be taxable when issued, and the Company will not be entitled to a deduction at the time of issuance.  Any dividends paid to such person prior to the lifting of restrictions are taxable compensation income to such person.  When the restrictions are lifted, such person will be treated as receiving taxable compensation as discussed in the preceding paragraph.

A person who is awarded restricted stock may elect to recognize income at the time that the restricted stock is awarded rather than at the later date when the stock is substantially vested.

Stock Appreciation Rights. Generally, the recipient of a SAR will not recognize any taxable income at the time the SAR is granted.  If the participant receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the participant at the time that it is received.  If the participant receives the appreciation inherent in the SARs in Shares, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the Shares on the day it is received over any amounts paid by the participant for the Shares.  In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs.  However, upon the exercise of a SAR, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the participant is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

If an optionee fails to exercise a SAR before it expires, and thereby loses the right to receive any benefit, the IRS may, nevertheless, take the position that the optionee was in constructive receipt of income in an amount equal to the payment which the optionee could have received if the SAR had been exercised immediately before it expired.

New Plan Benefits

Specific grants under the Plan are discretionary, may vary from year to year and from participant to participant and, accordingly, are not yet determinable.  If the Plan had been in effect in fiscal 2003, the following restricted shares would have been granted in 2003 to Outside Trustees, other than the Lead Trustee, in accordance with the terms of the Plan:

2004 Stock Incentive Plan Benefits

Name and Position	Dollar Value(1)	Number of Units(2)
Non-Executive Trustee Group	$95,250	15,000

(1)          Based on the closing price of the Shares on the Nasdaq National Market on December 31, 2003 of $6.35, assuming all such restricted shares were issued for no cash consideration and were fully vested at year end.

(2)          Represents restricted shares awarded under the Plan, which vest on the first anniversary of the date of grant or immediately upon a change in control of the Company.

Board Recommendation

Based upon a review of a wide variety of factors considered in connection with its evaluation of the provisions and terms of the 2004 Stock Incentive Plan, the Board believes that it is in the Company’s best interests and the best interests of our Shareholders to approve the adoption by the Board of the 2004 Stock Incentive Plan.  Such approval requires the affirmative vote of a majority of the votes cast in person or by Proxy at the Annual Meeting.  THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADOPTION OF THE 2004 STOCK INCENTIVE PLAN.

FUTURE SHAREHOLDER PROPOSALS

Any proposal which a Shareholder wishes to include in the proxy statement and proxy relating to the annual meeting of Shareholders of the Company to be held in 2005 must be received by the Company on or before December 28, 2004.  Upon receipt of such a proposal, the Company will determined whether or not to include the proposal in such proxy statement and proxy in accordance with applicable law.  A Shareholder that wishes to present a proposal at the annual Shareholders’ meeting to be held in 2005 must submit such proposal to the Company on or before April 8, 2005 or management will have discretionary authority to vote proxies received for such meeting with respect to any such proposal.  Shareholder proposals should be sent to the Secretary, Mercer International Inc., c/o Suite 1790, 400 Burrard Street, Vancouver, B.C.  V6C 3A6 Canada.

OTHER MATTERS

The trustees know of no matters other than those set out in this proxy statement to be brought before the Annual Meeting.  If other matters properly come before the Annual Meeting, it is the intention of the proxy holders to vote the proxies received for the Annual Meeting in accordance with their judgment.

Our annual report for 2003 will be mailed to Shareholders with this proxy statement.  We have incorporated by reference in this proxy statement our Form 8-K/A dated August 6, 2003 relating to a change in our auditors, a copy of which was filed with the Commission on August 7, 2003.  Our Annual Report on Form 10-K for the year ended December 31, 2003 has also been filed with the Commission.  A copy of such Form 8-K/A and Annual Report on Form 10-K will be provided to Shareholders promptly without charge upon oral or written request directed to Mercer International Inc., Shareholder Information, c/o Suite 1790, 400 Burrard Street, Vancouver, British Columbia, V6C 3A6, Canada (tel:  (206) 674-4639).  This proxy statement, our Form 8-K/A dated August 6, 2003 and our Annual Report on Form 10-K for the year ended December 31, 2003 are also available on the Commission’s website at www.sec.gov.

BY ORDER OF THE BOARD OF TRUSTEES

Date:  April 28, 2004

APPENDIX “A”

MERCER INTERNATIONAL INC.

AUDIT COMMITTEE CHARTER

1.                                      PURPOSE

The Audit Committee is appointed by the Board to assist the Board in monitoring:  (1) the integrity of the financial statements of the Company; (2) the compliance by the Company with legal and regulatory requirements; and (3) the qualifications, independence and performance of the Company’s internal and external auditors.

The Audit Committee shall consist of at least 3 trustees as determined by the Board.  The members of the Audit Committee shall meet the independence and experience requirements of any exchange or quotation system upon which the Company’s securities are listed or quoted.  In particular, the Chairman of the Audit Committee shall have accounting or related financial management expertise, and all members are to be independent as determined in accordance with applicable law, including the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.  At least one of the members (which may be the Chairman) shall be a financial expert as defined by applicable rules, regulations and statutes.  The members of the Audit Committee shall be appointed by the Board.

The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend meetings of the Committee or to meet with any members of, or consultants to, the Committee.

The Company shall provide funding to compensate: (i) any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; and (ii) any independent legal, accounting or other consultants employed by the Audit Committee.   The Company shall also provide funding for the Audit Committee’s ordinary administrative expenses that are necessary or appropriate in carrying out its duties.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall have the following authority and responsibilities:

1.                                       To review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2.                                       To review the annual audited financial statements with management and the independent auditor, including: (i) matters required to be reviewed under applicable legal and regulatory requirements; (ii) major issues regarding accounting and auditing principles and practices; and (iii) the adequacy of internal controls that could significantly affect the Company’s financial statements.

3.                                       To review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including an analysis of the effect of alternative GAAP methods on the Company’s financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

4.                                       To review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

5.                                       To review with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors’ reviews of the quarterly financial statements.

6.                                       To prepare the report required for the Company’s annual proxy statement pursuant to the rules of the Securities and Exchange Commission.

7.                                       To meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

8.                                       To discuss with management and the independent auditor, as appropriate, earnings press releases and approve, as required, all quarterly earnings press releases and financial information and earnings guidance provided to analysts and to rating agencies.

9.                                       To review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor, internal accounting or financial personnel or management.

10.                                 The sole authority to select, evaluate, oversee and, if necessary, replace the Company’s independent auditor or any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.  Each independent auditor or registered public accounting firm engaged for the Company or the Audit Committee shall report directly to the Audit Committee.

11.                                 The sole authority to approve all audit engagement terms and fees to be paid to the independent auditor for audit services.

12.                                 The authority to engage independent counsel and other advisors as it deems necessary to carry out the duties and responsibilities of the Audit Committee.

13.                                 To review the experience and qualifications of the senior members of the independent auditor team, the quality control procedures of the independent auditor and the rotation of the lead partner and reviewing partner of the independent auditor.

14.                                 To pre-approve the retention of the independent auditor for all audit and any non-audit services to be provided by any independent public accountants, including tax services, and the fees for such non-audit services.

15.                                 To receive periodic reports from the independent auditor regarding the auditor’s independence, discuss such reports with the auditor, consider whether the provision of non-audit services is compatible with maintaining the auditor’s independence and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

16.                                 To evaluate the performance of the independent auditor and whether it is appropriate to adopt a policy of rotating independent auditors on a regular basis.  If so determined by the Audit Committee, recommend that the Board replace the independent auditor.

17.                                 To set policies for the Company’s hiring of employees of the independent auditor who were engaged on the Company’s account.

18.                                 To review the appointment and replacement of the senior accounting and financial executives.

19.                                 To review the significant reports to management prepared by the internal accounting and financial personnel and management’s responses.

20.                                 To obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

21.                                 To obtain reports/confirmation from management, the Company’s senior accounting and financial personnel and the independent auditor that the Company’s subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Conduct, including disclosures of insider and affiliated party transactions.

22.                                 To review and approve quarterly earnings press releases and announcements.

23.                                 To discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

24.                                 To review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee or anonymous complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

25.                                 To review with the independent auditor any problems or difficulties the auditor may have encountered and any disagreements between the independent auditor and management of the Company and any management letter provided by the auditor and the Company’s response to that letter.  Such review should include:

(a)                                  Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

(b)                                 The internal accounting and financial responsibilities.

(c)                                  The investigation and implementation of the resolution of any disagreement between the independent auditor and the management of the Company.

26.                                 To advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Conduct.

27.                                 To meet at least quarterly with the chief financial officer and the independent auditor in separate executive sessions.

28.                                 To review with management all matters relating to tax and insurance.

29.                                 To review and consider all transactions with related parties and/or affiliated transactions.

30.                                 To review and approve or ratify, on at least a quarterly basis, all expense reports and reimbursements of the Chairman and/or Chief Executive Officer.

31.                                 To establish procedures for: (i) the receipt, retention, processing, treatment and resolution of complaints regarding accounting, internal controls or auditing matters; and (ii) the confidential, anonymous submission by the Company’s employees of  concerns regarding auditing or accounting matters.

32.                                 To review and investigate any matters pertaining to the integrity of management, including conflicts of interest or adherence to standards of business conduct as required in the policies of the Company.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  This is the responsibility of management and the independent auditor.  Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company’s Code of Conduct.

2.                                      ACCOUNTABILITY

2.1                                 The minutes of all meetings of the Committee will be made available for review by any member of the Board on request to the Chairman of the Committee.

APPENDIX “B”

MERCER INTERNATIONAL INC.

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

1.                                      PURPOSE

The Governance and Nominating Committee shall act in an advisory capacity only to the Board (i.e. “review/recommend” matters to the Board) with respect to governance and nominating matters.  In this regard, the purpose of the Committee is to:

(i)                                     manage the corporate governance system for the Board;

(ii)                                  assist the Board to fulfill its duty to meet the applicable legal, regulatory and (self-regulatory) business principles and ‘codes of best practice’ of corporate behavior and conduct;

(iii)                               assist in the creation of a corporate culture and environment of integrity and accountability;

(iv)                              in conjunction with the Lead Trustee, monitor the quality of the relationship between the Board and management of the Company;

(v)                                 review management’s succession plans for senior management;

(vi)                              recommend to the Board nominees for appointment to the Board;

(vii)                           lead the Board’s annual review of the Chief Executive Officer’s performance; and

(viii)                        annually review and set the Board Forward Agenda.

2.                                      COMPOSITION AND ORGANIZATION

2.1                                 Annually, following the Annual General Meeting of the Company, the Board shall elect from its members not less than three trustees to serve on the Committee.  The members of the Committee shall meet the independence requirements of the applicable Nasdaq rules.

2.2                                 The Board shall appoint one of the trustees on the Committee as the Committee Chair.

2.3                                 Each member shall hold office until the close of the next Annual General Meeting of the Company or until the member resigns or is replaced, whichever first occurs.

2.4                                 The Committee shall meet as required but at least two times per year.  Additional meetings may be held as deemed necessary by the Committee Chair or as requested by any two members.

2.5                                 The Vice-President, Finance and Chief Financial Officer shall act as management advisor to the Committee.

2.6                                 The Committee may invite such trustees, officers and employees of the Company or other advisors as it may see fit from time to time to attend meetings and assist in the discussion and consideration of the business of the Committee.

3.                                      DUTIES AND RESPONSIBILITIES

3.1                                 Governance

(i)                                     Develop and monitor the Company’s overall approach to corporate governance issues and, subject to approval by the Board, implement and administer this process.

(ii)                                  Advise the Board or any of the committees of the Board of any corporate governance issues which the Committee determines ought to be considered by the Board or any such committees.

(iii)                               Review with the Board, on a regular basis, but not less than annually, the terms of reference for the Board, each committee of the Board, the Chairman and the Chief Executive Officer.

(iv)                              Review with the Board, on a regular basis, the methods and processes by which the Board fulfils its duties and responsibilities, including without limitation:

(a)                                  the size of the Board;

(b)                                 the number and content of meetings;

(c)                                  the annual schedule of issues to be presented to the Board at its meetings or those of its committees;

(d)                                 material which is to be provided to the trustees generally and with respect to meetings of the Board or its committees;

(e)                                  resources available to the trustees; and

(f)                                    the communication process between the Board and management.

(v)                                 Retain, review and, as necessary, authorize a committee or an individual trustee to engage separate independent counsel and/or advisors at the expense of the Company in appropriate circumstances.

(vi)                              Make recommendations to the Board regarding changes or revisions to the Board’s Corporate Governance Guidelines;

(vii)                           Evaluate and make recommendations to the Board concerning the appointment of trustees to the Committees and the selection of Board Committee chairs;

(viii)                        Annually evaluate and report to the Board on the performance and effectiveness of the Board;

(ix)                                Annually, in conjunction with the Chief Executive Officer, evaluate the performance of the Company’s management (other than the Chief Executive Officer).  Conduct an annual review of succession planning and report its findings and recommendations to the Board;

(x)                                   Evaluate and lead the Board’s annual review of the Chief Executive Officer’s performance; and

(xi)                                Annually review and evaluate its performance.

3.2                                 Nominations

(i)                                     Determine the skills and qualifications required of trustees and to develop criteria to be considered in selecting potential candidates for Board membership.

(ii)                                  Identify candidates for Board membership and annually, in consultation with the Chairman of the Board and the Chief Executive Officer, present to the Board a list of individuals recommended for election to the Board at the annual meeting of shareholders or to fill vacancies or new positions on the Board.

(iii)                               Before recommending an incumbent, replacement or additional trustee, review his or her qualifications, availability to serve, conflicts of interest and other relevant factors.

(iv)                              Consider any nominations for trustee candidates validly made by shareholders in accordance with applicable law, rules or regulations.

(v)                                 Review, monitor and make recommendations regarding new trustee orientation and the ongoing development of existing Board members.

4.                                      ACCOUNTABILITY

4.1                                 The Committee shall report to the Board of Trustees at its next regular meeting all deliberations and actions it has taken since the previous report.

4.2                                 The minutes of all meetings of the Committee will be made available for review by any member of the Board on request to the Chairman of the Committee.

APPENDIX “C”

MERCER INTERNATIONAL INC.

2004 Stock Incentive Plan

SECTION 1.                            ESTABLISHMENT AND PURPOSE

The Plan was adopted by the Board of Trustees on April 27, 2004 and shall become effective upon approval by the Company’s shareholders as provided for in Section 16(a) hereof. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees and Outside Trustees to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees and Outside Trustees with exceptional qualifications and (c) linking Employees and Outside Trustees directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of restricted shares, options (which may constitute incentive stock options or nonstatutory stock options) and/or stock appreciation rights.

SECTION 2.                            DEFINITIONS

(a)                                  “Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one of more Subsidiaries own not less than 50% of such entity.

(b)                                 “Award” shall mean any award of an Option, a SAR or a Restricted Share under the Plan.

(c)                                  “Board of Trustees” shall mean the Board of Trustees of the Company, as constituted from time to time.

(d)                                 “Change in Control” shall mean the occurrence of any of the following events:

(i)                                     Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of trustees (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or

(ii)                                  The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

(iii)                               The sale, transfer or other disposition of all or substantially all of the Company’s assets.

For purposes of subsection (d)(ii) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude: (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary; and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.

Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state or jurisdiction of the Company’s incorporation, to convert the Company from a Massachusetts trust organized under the laws of the State of Washington to a company or corporate form or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(e)                                  “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f)                                    “Committee” shall mean the Compensation Committee as designated by the Board of Trustees, which is authorized to administer the Plan, as described in Section 3 hereof.

(g)                                 “Company” shall mean Mercer International Inc., a Massachusetts trust organized pursuant to the laws of the State of Washington, or any successor.

(h)                                 “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(i)                                     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(j)                                     “Exercise Price” shall mean, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price” shall mean, in the case of a SAR, an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.

(k)                                  “Fair Market Value” with respect to a Share, shall mean the market price of one Share, determined by the Committee as follows:

(i)                                     If the Stock was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The Nasdaq Stock Market;

(ii)                                  If the Stock was traded on a United States stock exchange or the Toronto Stock Exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report;

(iii)                               If the Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the “Pink Sheets” published by the National Quotation Bureau, Inc.; or

(iv)                              If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(l)                                     “ISO” shall mean an employee incentive stock option described in Section 422 of the Code.

(m)                               “Lead Trustee” shall mean the Lead Trustee, as appointed from time to time, of the Board of Trustees of the Company.

(n)                                 “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

(o)                                 “Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(p)                                 “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Stock.

(q)                                 “Optionee” shall mean an individual or estate who holds an Option or SAR.

(r)                                    “Outside Trustee” shall mean a member of the Board of Trustees who is not an Employee of the Company, a Parent or a Subsidiary. Service as an Outside Trustee shall be considered Service for all purposes of the Plan, except as provided in Section 4(a).

(s)                                  “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(t)                                    “Participant” shall mean an individual or estate who holds an Award.

(u)                                 “Plan” shall mean this 2004 Stock Incentive Plan of Mercer International Inc., as amended from time to time.

(v)                                 “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

(w)                               “Restricted Share” shall mean a Share awarded under the Plan.

(x)                                   “Restricted Stock Agreement” shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

(y)                                 “Restricted Stock Award” shall mean an Award of Restricted Shares under the Plan.

(z)                                   “SAR” shall mean a stock appreciation right granted under the Plan.

(aa)                            “SAR Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

(bb)                          “Service” shall mean service as an Employee or Outside Trustee.

(cc)                            “Share” shall mean one share of Stock, as adjusted in accordance with Section 10 (if applicable).

(dd)                          “Stock” shall mean the common shares of beneficial interest of the Company.

(ee)                            “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his Option.

(ff)                                “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(gg)                          “Total and Permanent Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted, or can be expected to last, for a continuous period of not less than 12 months.

(hh)                          “Trustees” shall mean the members of the Board of Trustees, and “Trustee” shall mean any one of them.

SECTION 3.                            ADMINISTRATION

(a)                                  Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist of three or more trustees of the Company, who shall be appointed by the Board of Trustees. In addition, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; (ii) such requirements as the Internal Revenue Service may establish for outside trustees acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code; and (iii) such requirements as may be established by any quotation system or stock exchange upon which the Company’s Stock may be quoted or listed.

(b)                                 Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i)                                     To interpret the Plan and to apply its provisions;

(ii)                                  To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)                               To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(iv)                              To determine when Stock is to be awarded or offered for sale and when Options are to be granted under the Plan;

(v)                                 To select the Offerees and Optionees;

(vi)                              To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

(vii)                           To prescribe the terms and conditions of each award or sale of Stock, including (without limitation) the Purchase Price, the vesting of the award (including accelerating the vesting of awards, either at the time of the award or sale or thereafter, without the consent of the Offeree or Optionee) and to specify the provisions of the Restricted Stock Agreement relating to such award or sale;

(viii)                        To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, the vesting or duration of the Option (including accelerating the vesting of the Option), the provisions of any Restricted Stock Agreement or Stock Option Agreement, and whether such Option is to be classified as an ISO or as a Nonstatutory Option;

(ix)                                To amend any outstanding Restricted Stock Agreement or Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Offeree or Optionee who entered into such agreement if the Offeree’s or Optionee’s rights or obligations would be adversely affected;

(x)                                   To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration;

(xi)                                To determine the disposition of each Option or other right under the Plan in the event of an Optionee’s or Offeree’s divorce or dissolution of marriage;

(xii)                             To determine whether Options or other rights under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xiii)                          To correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Stock Option Agreement or any Restricted Stock Agreement; and

(xiv)                         To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4.                            ELIGIBILITY

(a)                                  General Rule. Only Employees shall be eligible for the grant of ISOs. Only Employees and Outside Trustees shall be eligible for the grant of Restricted Shares, Nonstatutory Options or SARs.

(b)                                 Automatic Grants to Outside Trustees.

(i)                                     On the first business day following the conclusion of the annual meeting of the Company’s stockholders at which the Plan is approved by vote of the Company’s stockholders, each Outside Trustee who immediately after such meeting has been in office for at least six months other than the Lead Trustee shall receive a Restricted Stock Award of 5,000 Restricted Shares.  The Restricted Shares subject to each Restricted Stock Award granted under this Section 4(b)(i) shall fully vest on the first anniversary of the date of grant.  Notwithstanding the foregoing, each Restricted Share granted under this Section 4(b)(i) shall immediately vest upon a Change in Control.

(ii)                                  On the first business day following the conclusion of each regular annual meeting of the Company’s stockholders, commencing with the annual meeting occurring after the annual meeting approving the Plan, each Outside Trustee who was not elected to the Board of Trustees for the first time at such meeting and who will continue serving as a member of the Board of Trustees thereafter shall receive a Restricted Stock Award of 2,500 Restricted Shares (subject to adjustment under Section 10), provided that such Outside Trustee has served on the Board of Trustees for at least six months. The Restricted Shares subject to each Restricted Stock Award granted under this Section 4(b)(ii) shall fully vest on the first anniversary of the date of grant. Notwithstanding the foregoing, all Restricted Shares granted under this Section 4(b)(ii) shall immediately vest upon a Change in Control.

(c)                                  Ten-Percent Stockholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

(d)                                 Attribution Rules. For purposes of Section 4(c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

(e)                                  Outstanding Stock. For purposes of Section 4(c) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options, warrants or convertible securities held by the Employee or by any other person.

SECTION 5.                            STOCK SUBJECT TO PLAN

(a)                                  Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The maximum aggregate number of Options, SARs and Restricted Shares awarded under the Plan shall not exceed 1,000,000 Shares. The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 10. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b)                                 Option/SAR Limitation. Subject to the provisions of Section 10, no Participant may receive Awards under the Plan in any calendar year that relate to more than 150,000 Shares, except that grants to a Participant in the calendar year in which his or her service first commences shall not relate to more than 250,000 Shares.

(c)                                  Additional Shares. If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Shares shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan.

SECTION 6.                            RESTRICTED SHARES

(a)                                  Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

(b)                                 Payment for Awards. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents, Stock or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.

(c)                                  Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

(d)                                 Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

(e)                                  Restrictions on Transfer of Shares. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Stock Agreement and shall apply in addition to any general restrictions that may apply to all holders of Restricted Shares.

SECTION 7.                            TERMS AND CONDITIONS OF OPTIONS

(a)                                  Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation.

(b)                                 Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 10.

(c)                                  Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in 4(c), and the Exercise Price of an NSO shall not be less 85% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, a Stock Option Agreement may specify that the exercise price of an NSO may vary in accordance with a predetermined formula. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.

(d)                                 Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e)                                  Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for Employees described in Section 4(c)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

(f)                                    Exercise of Options Upon Termination of Service.  Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries, and any right any executor or administrator of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance shall have to exercise the Option. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan and may reflect distinctions based on the reasons for termination of Service.

(g)                                 Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Stock subject to such Option in the event that a Change in Control occurs with respect to the Company.

(h)                                 Leaves of Absence. An Employee’s Service shall cease when such Employee ceases to be actively employed by the Company (or any Subsidiary) as determined in the sole discretion of the Board of Trustees. For purposes of Options, Service does not terminate when an Employee goes on a bona fide leave of absence approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s Service will be treated as terminating 90 days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Board of Trustees shall determine which leaves count toward Service, and when Service terminates for all purposes under the Plan.

(i)                                     No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Stock covered by his Option until the date of the issuance of a stock certificate for such Stock. No adjustments shall be made except as provided in Section 10.

(j)                                     Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding options, whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different exercise price, or in return for the grant of the same or a different number of Shares. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially adversely affect his or her rights or obligations under such Option.

(k)                                  Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Stock.

(l)                                     Buyout Provisions. The Committee may at any time: (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted; or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 8.                            PAYMENT FOR SHARES

(a)                                  General Rule. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(g) below.

(b)                                 Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Stock which has already been owned by the Optionee or his representative. Such Stock shall be valued at Fair Market Value on the date when the new Stock is purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Stock in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c)                                  Services Rendered. At the discretion of the Committee, Stock may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Stock is awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).

(d)                                 Net Exercise.  Payment of the Exercise Price by an Optionee or of the Purchase Price by a recipient of a Restricted Share (a “Recipient”) may be made by reducing the number of Shares an Optionee or a Recipient receives upon exercise or purchase, respectively (a “Net Exercise”).  To effect a Net Exercise, the total number of shares that an Optionee or Recipient would receive shall be reduced by the quotient of: (i) the aggregate Exercise Price or

Purchase Price, as applicable, for all Shares purchased; and (ii) the Fair Market Value of a Share on the date the Company receives written notice of exercise or purchase (the “Exercise Date”).  For example, if an Optionee exercises an Option to purchase 10,000 Shares for an aggregate exercise price of $60,000, and the Fair Market Value of a Share on the Exercise Date is $10.00 the Optionee would receive 4,000 Shares in a Net Exercise.

(e)                                  Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

(f)                                    Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Stock, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

(g)                                 Other Forms of Payment. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

(h)                                 Limitations under Applicable Law. Notwithstanding anything herein or in a Stock Option Agreement or Restricted Stock Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 9.                            STOCK APPRECIATION RIGHTS

(a)                                  SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

(b)                                 Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 10.

(c)                                  Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

(d)                                 Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e)                                  Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Stock subject to such SAR in the event that a Change in Control occurs with respect to the Company.

(f)                                    Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Stock, (b) cash or (c) a combination of Stock and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Stock received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

(g)                                 Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, may alter or impair his or her rights or obligations under such SAR.

SECTION 10.                     ADJUSTMENT OF SHARES

(a)                                  Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Stock, a declaration of a dividend payable in a form other than Stock in an amount that has a material effect on the price of Stock, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

(i)                                     The number of Options, SARs and Restricted Shares available for future Awards under Section 5;

(ii)                                  The limitations set forth in Sections 5(a) and (b);

(iii)                               The number of Shares covered by each outstanding Option and SAR; or

(iv)                              The Exercise Price under each outstanding Option and SAR.

Except as provided in this Section 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

(b)                                 Dissolution or Liquidation. To the extent not previously exercised or settled, Options and SARs shall terminate immediately prior to the dissolution or liquidation of the Company.

(c)                                  Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

(i)                                     The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii)                                  The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii)                               The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(iv)                              Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

(v)                                 Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

(d)                                 Reservation of Rights. Except as provided in this Section 10, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 11.                     AWARDS UNDER OTHER PLANS

The Company may grant awards under other plans, programs or agreements. Such awards may be settled in the form of Stock issued under this Plan. Such Stock, if issued under this Plan, shall, when issued, reduce the number of Shares available under Section 5.

SECTION 12.                     PAYMENT OF TRUSTEE’S FEES IN SECURITIES

(a)                                  Effective Date. No provision of this Section 12 shall be effective unless and until the Board of Trustees has determined to implement such provision.

(b)                                 Elections to Receive NSOs or Restricted Shares. An Outside Trustee may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs or Restricted Shares, or a combination thereof, as determined by the Board of Trustees. Such NSOs and Restricted Shares shall be issued under the Plan. An election under this Section 12 shall be filed with the Company in such form as may be prescribed by the Board from time to time.

(c)                                  Number and Terms of NSOs or Restricted Shares. The number of NSOs or Restricted Shares to be granted to Outside Trustees in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board of Trustees. The terms of such NSOs or Restricted Shares shall also be determined by the Board of Trustees.

SECTION 13.                     LEGAL AND REGULATORY REQUIREMENTS

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any quotation system or stock exchange on which the Company’s securities may then be quoted or listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable.

SECTION 14.                     WITHHOLDING TAXES

(a)                                  General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b)                                 Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Stock that otherwise would be issued to him or her or by surrendering all or a portion of any Stock that he or she previously acquired. Such Stock shall be valued at its Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Stock withheld that would otherwise be issued to him or her in excess of the number of Shares necessary to satisfy the legally required minimum tax withholding.

SECTION 15.                     NO EMPLOYMENT RIGHTS

No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

SECTION 16.                     DURATION AND AMENDMENT

(a)                                  Effectiveness.  The Company shall seek shareholder approval for the Plan at its annual meeting (the “Meeting”) of stockholders to be held on June 14, 2004 (as the same may be adjourned, reconvened or reset).  The Plan shall become effective upon approval by a simple majority of the votes cast at the Meeting.  Notwithstanding any other provision herein, in the event the Plan is not approved at the Meeting, it shall be null and void for all purposes.

(b)                                 Term of the Plan. The Plan, as set forth herein, shall terminate automatically on June 14, 2014 and may be terminated on any earlier date pursuant to Subsection (c) below.

(c)                                  Right to Amend or Terminate the Plan. The Board of Trustees may amend the Plan at any time and from time to time. Rights and obligations under any Option granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the person to whom the Option was granted. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

(d)                                 Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 17.                     EXECUTION

To record the adoption of the Plan by the Board of Trustees on April 27, 2004, the Company has caused its authorized officer and/or trustee to execute the same.

MERCER INTERNATIONAL INC.

By:	/s/ William D. McCartney
Name:	William D. McCartney
Title:	Trustee

PROXY

MERCER INTERNATIONAL INC.

14900 Interurban Avenue South, Suite 282

Seattle, WA  98168

                THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF MERCER INTERNATIONAL INC.

                The undersigned hereby appoints Jimmy S.H. Lee, or failing him William D. McCartney, as proxy, with the power of substitution, to represent and to vote as designated below all the shares of beneficial interest of Mercer International Inc. held of record by the undersigned on April 28, 2004 at the Annual Meeting of Shareholders to be held on June 14, 2004, or any adjournment, postponement or rescheduling thereof.

1.	Election of Trustees

	For all nominees listed below	Withhold Authorities
	(except as marked to the contrary below) ☐	to vote for all nominees listed below ☐

(INSTRUCTION:  To withhold authority to vote for a nominee, strike a line through the nominee’s name in the list below.)

Eric Lauritzen	Graeme A. Witts

2.	Ratification of the Selection of Deloitte & ToucheLLP as Independent Auditors

	For ☐	Against ☐	Abstain ☐

3.	APPROVAL OF THE 2004 STOCK INCENTIVE PLAN

	For ☐	Against ☐	Abstain ☐

4.	In his discretion, the proxyholder is authorized to vote upon such other business as may properly come before the meeting.

                This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this proxy will be voted for each of the matters to be voted upon at the meeting.

                Please sign exactly as name appears on your share certificate(s).  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

DATED:	, 2004.

Signature

Print Name

Signature, if jointly held

Print Name

Number of shares held

Please mark, sign, date and return this Proxy promptly using the enclosed envelope.